                                                                    EXHIBIT 99.1

                               TABLE VI (1 OF 5)
                          ACQUISITION OF PROPERTIES BY
         CORPORATE PROPERTY ASSOCIATES 12, INC. AS OF DECEMBER 31, 1998

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Big V Holding Corp.(3).............   45% interest    Ellenville      133,554       7/13/94   3,334,416   3,077,187
                                      in              and Warwick,
                                      Supermarkets    NY
Wal-Mart Stores, Inc. .............   Distribution    Greenfield,      82,620       2/10/95   2,500,000   1,278,781
                                      facility        Indiana
Elec Systems, Inc..................   Office/         Hayward,        153,531       2/16/95   15,000,000  9,408,792
                                      Manufacturing   California
                                      facility
Q Clubs, Inc. (formerly Sports &
 Fitness Club, Inc.)...............   Health club     Austin, Texas    43,935        5/8/95   2,750,000   2,747,000
The Garden Companies...............   Manufacturing   Chattanooga,    242,317       6/20/95   3,500,000   3,475,000
                                      facility        Tennessee
Del Monte Foods, Inc. .............   Warehouses      Mendota,        239,850       11/9/95   6,250,000   4,453,200
                                      and special     Illinois;       210,000
                                      purpose         Plover,         274,750
                                      facility        Wisconsin;       11,165
                                                      Toppenish and
                                                      Yakima,
                                                      Washington
Applied Bioscience.................   Warehouse/      Austin, Texas   173,000      11/13/95   7,500,000   5,068,295
                                      office/research
                                      facility
Rheometric Scientific, Inc.........   Office/         Piscataway,     104,120     2/23/1996               6,300,000
                                      Manufacturing   New Jersey
                                      facility
Telos Corporation..................   Office          Loudon          192,775     3/11/1996   6,250,000   5,897,000
                                      facility        County,
                                                      Virginia
**Lanoxide Corporation.............   Research and    Newark,         162,220     3/28/1995   4,400,000   4,272,000
                                      development     Delaware
                                      facility
Q Clubs, Inc.......................   Health club     Houston,         46,733     7/25/1996          0    6,180,000
                                                      Texas

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Big V Holding Corp.(3).............     6,411,603          0                 56,940        6,470,543
Wal-Mart Stores, Inc. .............     3,778,761          0                 12,921        3,791,702
Elec Systems, Inc..................    24,406,792          0              5,241,343       29,650,135
Q Clubs, Inc. (formerly Sports &
 Fitness Club, Inc.)...............     5,497,000          0                      0        5,497,000
The Garden Companies...............     6,975,000          0                      0        5,975,000
Del Monte Foods, Inc. .............    10,703,200          0               (159,903)      10,543,297
Applied Bioscience.................    12,568,295          0                 27,856       12,596,151
Rheometric Scientific, Inc.........     6,300,000          0                  4,500        6,304,500
Telos Corporation..................    12,147,000          0                  5,500       12,152,500
**Lanoxide Corporation.............     8,672,000          0                  7,421        8,679,421
Q Clubs, Inc.......................     6,180,000          0                      0        6,180,000

                               TABLE VI (2 OF 5)
                          ACQUISITION OF PROPERTIES BY
         CORPORATE PROPERTY ASSOCIATES 12, INC. AS OF DECEMBER 31, 1998

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Celadon Group, Inc.................   Distribution/   Indianapolis,    60,938     8/19/1996          0    6,801,000
                                      warehouse       Indiana
                                      facility
Spectrian Corporation..............   Office/         Sunnyvale,       81,318    11/19/1996   10,000,000  7,643,979
                                      research        California
                                      facility
Garden Ridge Corporation...........   Retail store    Tulsa,          141,284    12/16/1998   4,600,000   3,462,530
                                                      Oklahoma
Knogo North America, Inc...........   Office/         Hauppauge,       68,333    12/24/1996          0    4,925,000
                                      distribution    New York
                                      facility
Scott Companies, Inc...............   Office/         San Leandro,    270,000       1/23/97   10,300,000  7,610,060
                                      Research        California
                                      facility
Childtime Childcare, Inc...........   Childcare       Chandler,        33,684     1/29/1997   2,500,000   5,862,120
                                      Centers         Arizona
                                      (under          Fleming
                                      construction)   Island,
                                                      Florida
                                                      Sugar Land
                                                      and New
                                                      Territory,
                                                      Texas,
                                                      Ackworth,
                                                      Georgia
                                                      Silverdale,
                                                      Washington
                                                      Hauppauge, NY
                                                      Hampton, VA
                                                      Patchaque, NY
QMS, Inc. .........................   Office/         Mobile,         277,000     2/16/1997   5,900,000   7,974,346
                                      Research        Alabama
                                      Facility
The Bon-Ton Stores, Inc. ..........   Retail and      Allentown,      398,175      4/10/997   6,900,000   5,141,865
                                      Distribution    Pennsylvania
                                      facilities      Johnstown,       80,654
                                                      Pennsylvania
Silgan Containers Corporation......   Technology/     Manomonie and   226,381       5/13/97          0    12,389,345
                                      Manufacturing
                                      facilities      Oconomowoc,
                                                      Wisconsin

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Celadon Group, Inc.................     6,501,000          0                 40,000        6,641,000
Spectrian Corporation..............    17,643,979          0                  4,119       17,645,095
Garden Ridge Corporation...........     5,062,530          0                      0        6,062,530
Knogo North America, Inc...........     4,925,000          0                      0        4,925,000
Scott Companies, Inc...............    17,910,000          0                  5,356       17,915,356
Childtime Childcare, Inc...........     8,362,120          0               (181,525)       8,200,585
QMS, Inc. .........................    13,674,346          0                      0       13,674,346
The Bon-Ton Stores, Inc. ..........    12,041,885          0                      0       12,041,885
Silgan Containers Corporation......    12,389,345          0                      0       12,389,345

                               TABLE VI (3 OF 5)
                          ACQUISITION OF PROPERTIES BY
         CORPORATE PROPERTY ASSOCIATES 12, INC. AS OF DECEMBER 31, 1998

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Pagg Corporation...................   Office/         Milford,        106,125     7/08/1997   3,200,000   2,349,738
                                      Research        Massachusetts
                                      facility
Vermont Teddy Bear Co..............   Office/         Shelburne,       55,446       7/18/97   3,311,509   2,552,365
                                      Manufacturing   Vermont
                                      facility
Texas Freezer Company, Inc. .......   Warehouse/      Dallas, Texas   219,814       9/23/97   4,500,000   4,415,123
                                      Special
                                      Purpose
                                      facility
                                      (under
                                      construction)
GDE Systems, Inc. .................   Research        San Diego,      123,200       9/23/97          0    12,766,810
                                      facility        California
Westell Technologies Inc...........   Office/         Aurora,         185,410       9/29/97          0    17,435,000
                                      Manufacturing   Illinois
                                      facility
Brown Institute, Ltd...............   Administration/ Mendota         118,241      11/12/97          0    9,990,486
                                      Classroom       Heights,
                                      facility        Minnesota
Randall International, Inc. .......   Office/         Carlsbald,                   11/26/97          0    4,749,442
                                      Manufacturing   California
                                      and
                                      Warehouse
                                      facility
                                      (under
                                      construction)
Perry Graphic Communications,
 Inc...............................   Printing        Baraboo and     895,356      12/16/97   11,000,000  8,109,948
                                      facilities      Waterloo,
                                                      Wisconsin
Sandwich Bankcorp, Inc. ...........   Office/         Boume,           21,606      12/30/97          0    1,820,000
                                      Banking         Sandwich and
                                      facilities      Wareham,
                                                      Massachusetts
Nutramax Products, Inc. ...........   Manufacturing/  Houston,        246,960     3/28/1998          0    7,323,953
                                      Distribution    Texas
                                      facilities

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Pagg Corporation...................     5,549,736          0                      0        5,549,738
Vermont Teddy Bear Co..............     5,863,874          0                  1,640        5,865,514
Texas Freezer Company, Inc. .......     8,915,123          0               (397,221)       8,517,902
GDE Systems, Inc. .................    12,786,810          0                446,911       13,213,721
Westell Technologies Inc...........    17,435,000          0                 17,055       17,452,055
Brown Institute, Ltd...............     9,990,486          0              1,795,262       11,785,768
Randall International, Inc. .......     4,749,442          0               (211,446)       4,537,396
Perry Graphic Communications,
 Inc...............................    19,109,943          0                  8,000       19,117,948
Sandwich Bankcorp, Inc. ...........     1,820,000          0                      0        1,820,000
Nutramax Products, Inc. ...........     7,323,953          0                  4,016        7,327,969

                               TABLE VI (4 OF 5)
                          ACQUISITION OF PROPERTIES BY
         CORPORATE PROPERTY ASSOCIATES 12, INC. AS OF DECEMBER 31, 1998

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
International Management
 Consulting, Inc. .................   Office/Light    Asburn,          69,983     5/18/1998          0    5,331,602
                                      assembly        Virginia
                                      facilities
Balance Care Corporation...........   Office          Mechanicburg,    42,000     6/23/1998          0    2,311,434
                                      facilities      Pennsylvania
                                                                                              ---------   ---------
                                                                                              113,695,825 183,143,361
                                                                                              =========   =========
Investment in BB Property
Company(4)
Best Buy Co., Inc. ................   37% interest    Ft. Collins     558,695       5/13/94   12,136,000  4,970,210
                                      as Limited      and Denver,
                                      Partner in      Colorado;
                                      Partnership     Bloomingdale,
                                      which owns      Matteson,
                                      retail stores   Bedford Park,
                                                      Aurora and
                                                      Schaumburg,
                                                      Illinois;
                                                      Omaha,
                                                      Nebraska;
                                                      Albuquerque,
                                                      New Mexico;
                                                      Beaumont, El
                                                      Paso,
                                                      Houston, Fort
                                                      Worth,
                                                      Arlington,
                                                      Plano and
                                                      Dallas,
                                                      Texas;
                                                      Madison,
                                                      Wisconsin
Investment in GENA Property
Company(5)
Gensis, Inc. ......................   50% interest    San Diego,      144,311      10/14/94   6,500,000   5,237,498
                                      in a            California
                                      partnership
                                      which owns an
                                      Office/
                                      Research and
                                      Development
                                      facility

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
International Management
 Consulting, Inc. .................     5,331,602          0               (118,063)       5,213,539
Balance Care Corporation...........     2,311,434          0                (66,039)       2,245,385
                                       ----------          --            ----------       ----------
                                      306,839,266          0              6,546,663       313,385,949
                                       ==========          ==            ==========       ==========
Investment in BB Property
Company(4)
Best Buy Co., Inc. ................    17,106,210          0                    595       17,106,605
Investment in GENA Property
Company(5)
Gensis, Inc. ......................    11,737,498          0               (272,961)      11,464,537

                               TABLE VI (5 OF 5)
                          ACQUISITION OF PROPERTIES BY
         CORPORATE PROPERTY ASSOCIATES 12, INC. AS OF DECEMBER 31, 1998

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Investment in CARDS LLC(6)
 The Upper Deck Company............   50% interest    Carlsbad,       294,779    01/04/1996   7,500,000   5,327,225
                                      in a limited    California
                                      liability
                                      company which
                                      owns
                                      Manufacturing/
                                      Office
                                      buildings
Investment in Delaware Chip
 LLC(7)............................   33.33%          Sunnyvale,      362,000    12/23/1998   22,750,000  9,012,653
                                      interest in a   California
                                      limited
                                                                                              ---------   ---------
liability company which owns
 Manufacturing buildings
                                                                                              162,581,325 217,080,947

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Investment in CARDS LLC(6)
 The Upper Deck Company............    12,827,225          0                 85,183       12,915,408
Investment in Delaware Chip
 LLC(7)............................    31,762,653          0                      0       31,762,853
                                                           --            ----------       ----------
liability company which owns
 Manufacturing buildings
                                                                          6,362,480       386,636,350

                                   FOOTNOTES

(1) Consists of cost of improvements subsequent to acquisitions and closing costs relating to the acquisition or properties such as the costs of appraisals and other closing costs such as attorneys' fees and accountants' fees and costs of title reports, transfer and recording taxes and title insurance.
(2) For properties under construction, interest on mortgages is capitalized rather than expensed and rentals received are recorded as a reduction of the basis in the properties.
(3) CPA:12 has a 45% ownership in this property. The remaining 55% is owned by CIP, an affiliate of CPA:12, CPA:12 and CIP hold title to their respective interests as tenants-in-common.
(4) CPA:12 has a 37% interest as a limited partner in a partnership with CIP which owns 63% as a general partner.
(5) CPA:12 has 50% ownership in this property. The remaining 50% is owned by CIP. CIP and CPA:12 hold title to their respective interests as tenants-in-common.
(6) CPA:12 has a 50% ownership in these properties. The remaining 50% is owned by CIP. CIP and CPA:12 hold title to their respective interests as tenants-in-common. All dollar figures shown reflect CPA-12's interest in the property.
(7) CPA:12 has a 33.33% ownership in these properties. The remaining 66.67% is owned by CIP and CPA:14. CIP, CPA:12 and CPA:14 hold title to their respective interests as tenants-in-common.
    All dollar figures shown reflect CPA:12's interest in the property.

** Lanoxide writedown not included